STATEMENTS OF OPERATIONS (USD $)	12 Months Ended		89 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012
Operating expenses:
Research and development	$ 8,537,130	$ 5,690,836	$ 36,845,208
General and administrative	2,298,671	1,956,115	9,342,612
Total operating expenses	10,835,801	7,646,951	46,187,820
Loss from operations	(10,835,801)	(7,646,951)	(46,187,820)
Other income (expense):
Interest income	7,849	28,771	414,120
Interest expense	(6,361,029)	0	(7,621,128)
Other income (expense)	2,801,199	(290,933)	3,494,046
Total other income (expense)	(3,551,981)	(262,162)	(3,712,962)
Net loss	(14,387,782)	(7,909,113)	(49,900,782)
Preferred stock dividends	0	81,651
Net loss available to common stockholders	$ (14,387,782)	$ (7,990,764)
Net loss per share - basic and diluted	$ (0.40)	$ (0.23)
Weighted-average shares outstanding -basic and diluted	36,322,565	34,514,594